UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report:  April 5, 2006

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delvware	0-26083	94-3220749
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 31, 2006, InsWeb Corporation received written notification from the Nasdaq Stock Market stating that, based upon the Company’s recent Form 10-K filing, the Company does not currently comply with the minimum $10,000,000 stockholders’ equity requirement for continued listing on The Nasdaq National Market as set forth in Marketplace Rule 4450(a)(3). On April 5, 2006, the Company issued a press release indicating that it has begun the application process to transfer the listing of its shares to The Nasdaq Capital Market.

Item 9. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated April 5, 2006, entitled “InsWeb Receives Nasdaq Notification.”

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006	INSWEB CORPORATION
(Registrant)

/s/ William D. Griffin
William D. Griffin
Chief Financial Officer
(Principal Accounting Officer)